SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): March 5, 2005

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                            BASIC EMPIRE CORPORATION

               (Exact name of registrant as specified in Charter)

           DELAWARE                      0-49608                 75-2955368
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
 Incorporation or organization)                              Identification No.)


                         Room 511, 5/F., Wing On Plaza,
                          62 Mody Road, Tsim Sha Tsui,
                               Kowloon, Hong Kong.
                    (Address of Principal Executive Offices)

                                  852-6555-1799
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

Item 4.01 Changes in Registrant's Certifying Accountant

Item 9.01 Financial Statements and Exhibits

INDEX TO EXHIBITS

SIGNATURES

EXHIBIT 16.1













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Item 4.01   Changes in Registrant's Certifying Accountant

         Effective March 5, 2005, Weinberg & Co., P.A. ("Weinberg") was dismissed as the Registrant's principal accountant engaged to audit Basic Empire Corporation's ("BEC") financial statements. Weinberg did not audit or review any of BEC's financial statements. Prior to their dismissal, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Weinberg would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

         On March 11, 2005, BEC sent a letter to Weinberg's Los Angeles office (1925 Century Park East, Suite 1120, Los Angeles, CA 90067 - Weinberg's address as previously stated in BEC's Form 8-K/A which was filed with the Commission on March 1, 2005), informing Weinberg that it was dismissed as BEC's certifying accountant as of March 5, 2005 with the Form 8-K filed by BEC on March 10, 2005 and requesting Weinberg to furnish BEC with a letter addressed to the SEC stating whether it agrees with the statements made in such Form 8-K by BEC. It appears that BEC's March 11, 2005 letter was not received in Weinberg's Florida office until March 29, 2005, at which point they responded to BEC's request. BEC is filing a copy of Weinberg's April 4, 2005 letter addressed to the SEC as
Exhibit 16.1 to this Amendment No. 1 to Current Report on Form 8-K.

         Effective on March 5, 2005, BEC engaged Kabani & Company, Inc., whose address is 17011 Beach Blvd., Suite 1230, Huntington Beach, CA 92647, to audit BEC's financial statements. During BEC's most recent fiscal year, and the subsequent period prior to such appointment, BEC has not consulted the newly engaged accountant regarding the application of accounting principals to a specified transaction or the type of audit opinion that might be rendered on BEC's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

         The Board of Directors of BEC approved the change in accountants described herein on March 5, 2005.

         During BEC's two most recent fiscal years (ended  December 31, 2004 and
2003) and from January 1, 2005 to the date of this Report, there were no disagreements with BEC's independent registered accounting firms on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during BEC's two most recent fiscal years (ended December 31, 2004 and 2003) and from January 1, 2005 to the date of this Report.


Item 9.01   Financial Statements and Exhibits

Exhibit

16.1     Letter from Weinberg & Co., P.A. dated April 4, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 4, 2005                                BASIC EMPIRE CORPORATION

                                                     /s/ Chang Yu
                                                    ----------------------------
                                                    By: Chang Yu
                                                    Its: Chief Executive Officer